United States

Securities and Exchange Commission
Washington, D.C. 20549

Form 8-K/A

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report:  May 16, 2017
(Date of Earliest Event Reported)

REALTY INCOME CORPORATION
(Exact name of registrant as specified in its charter)

Maryland	1-13374	33-0580106
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

11995 El Camino Real, San Diego, California 92130
(Address of principal executive offices)

(858) 284-5000
(Registrant’s telephone number, including area code)

N/A
(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                                                                                                                                                                ☐

Explanatory Note

This Current Report on Form 8-K/A (this “Amendment”) is being filed as an amendment to the Current Report on Form 8-K filed by Realty Income Corporation (the “Company”) on May 18, 2017 (the “Original 8-K”). The Original 8-K was filed with the Securities and Exchange Commission (the “SEC”) to report the results of the matters submitted to a vote by the Company’s stockholders at the Company’s 2017 annual meeting of stockholders held on May 16, 2017 (the “Annual Meeting”). The sole purpose of this Amendment is to disclose, in accordance with Item 5.07(d) of Form 8-K, the Company’s decision as to how frequently the Company will conduct future stockholder advisory votes regarding named executive officer compensation. Except as set forth herein, no other modifications have been made to the Original 8-K.

Item 5.07        Submission of Matters to a Vote of Security Holders

(d) At the Annual Meeting, the Company’s stockholders voted on, among other matters, an advisory proposal concerning the frequency of future advisory votes on named executive officer compensation. As reported in the Original 8-K, the Company’s stockholders approved, on an advisory basis, “one year” as the frequency for holding an advisory vote on the compensation of the Company’s named executive officers. Consistent with the recommendation of the Board of Directors of the Company as set forth in the Company’s proxy statement filed with the SEC on April 3, 2017 and the vote of the Company’s stockholders on this proposal at the Annual Meeting, the Company intends to hold the advisory vote on the compensation of the Company’s named executive officers every year. The Company intends to continue holding such votes annually until the next required vote on the frequency of the advisory vote on the compensation of the Company’s named executive officers.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 18, 2017	REALTY INCOME CORPORATION
	By:	/s/ MICHAEL R. PFEIFFER
Michael R. Pfeiffer
Executive Vice President, General Counsel and Secretary